UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MONOTYPE IMAGING HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 29, 2011

Dear Stockholder:

We have previously sent to you proxy material for the Annual Meeting of the Stockholders of Monotype Imaging Holdings Inc. to be held on May 13, 2011. Your Board of Directors has recommended that stockholders return the enclosed proxy card voting FOR Proposals 1, 2, 4 and 5 and a 1-year frequency for Proposal 3.

As you may know, your broker is no longer entitled to vote your shares on certain of those proposals, including the election of Directors, without your instructions.

Your vote is important, no matter how many shares you own. If you haven’t done so already, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided to ensure that your votes are validly received prior to the Annual Meeting.

Sincerely,

Douglas J. Shaw

President and Chief Executive Officer

REMEMBER:

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed card.

YOUR VOTE COUNTS. PLEASE VOTE YOUR SHARES TODAY.

MONOTYPE IMAGING HOLDINGS INC.

500 UNICORN PARK DRIVE

WOBURN, MA 01801

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M33237-P10422                             KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MONOTYPE IMAGING HOLDINGS INC.				For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following Class II directors:				0	0	0
1.	Election of three Class II directors to serve until the 2014 Annual Meeting of Stockholders and until then respective successors are duly elected and qualified or until their earlier resignation or removal from among the following nominees:

	01)	Robert L. Lentz
	02)	Douglas J. Shaw
	03)	Peter J. Simone
The Board of Directors recommends you vote FOR the following proposal:				For	Against	Abstain
2.	An advisory vote to approve the Company’s executive compensation.			0	0	0
The Board of Directors recommends you vote for a 1-YEAR frequency on the following proposal:			1 Year	2 Years	3 Years	Abstain
3.	An advisory vote on the frequency of holding future advisory votes on the Company’s executive compensation.		0	0	0	0

				Yes	No
Please indicate if you plan to attend this meeting.				0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

_______________________________

The Board of Directors recommends you vote FOR proposals 4 and 5:
4.	Approval of the Company’s Amended and Restated 2007 Stock Option and Incentive Plan.	For	Against	Abstain

5.	Ratification of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2011.	0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.		0	0	0

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and the Company’s Annual Report on Form 10-K are available at

http://ir.monotypeimaging.com.

M33238-P10422

MONOTYPE IMAGING HOLDINGS INC.

Annual Meeting of Stockholders

May 13, 2011 8:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Douglas J. Shaw and Scott E. Landers, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of MONOTYPE IMAGING HOLDINGS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, local time on May 13, 2011, at the Marriott Courtyard, 700 Unicorn Park Drive, Woburn, MA 01801, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side